EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Panera Bread Company on Form 10-Q for the quarterly period ended April 1, 2014 (the “Report”), as filed with the Securities and Exchange Commission, we, Ronald M. Shaich, Chairman and Chief Executive Officer, and Roger C. Matthews, Jr., Executive Vice President, Chief Financial Officer, certify, to the best of our knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Panera Bread Company.

Dated:	April 30, 2014	/s/ RONALD M. SHAICH
Ronald M. Shaich
Chairman and Chief Executive Officer

Dated:	April 30, 2014	/s/ ROGER C. MATTHEWS, JR.
Roger C. Matthews, Jr.
Executive Vice President, Chief Financial Officer